SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ⬜

Check the appropriate box:

⬜Preliminary Proxy Statement

⬜Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

⬜Definitive Proxy Statement

☒Definitive Additional Materials

⬜Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

CLEARBRIDGE MLP AND MIDSTREAM TOTAL

RETURN FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

⬜Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

⬜Fee paid previously with preliminary materials.

⬜Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

Legg Mason Closed End Funds Proxy Call Flow – Voting Campaigns

Hello, I am trying to reach < SH Full Name >. Is he/she available?

If yes, confirm	SH identity	Who's Calling? (prior to confirming SH)

My name is < First Name, Last name > and I am calling on a recorded line regarding your investment in < Specific Legg Mason Fund Name >.

< Use Alternate Scripting (trust, custodian) if appropriate >

Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote in favor of the proposals. Would you like to vote along with the recommendations of the Board?

My name is < First name, Last name > and I'm calling on a

recorded line regarding the upcoming Legg Mason

shareholder meeting.

Is < SH Full Name > available?

If yes	If no

If yes / If vote direction is given

If Households for same SH:

I see you have additional investments

in Legg Mason Funds.

Would you like to vote the same way

for those shares?

If No / SH Declines to Vote

<Use Appropriate Rebuttal followed by>

Would you like to vote along with the

recommendations of the Board?

Vote direction	is given	SH Declines to Vote
after rebuttals
Is there a better time to

reach them?

Thank you. I am recording a < For / Against / Abstain > vote on your

Legg Mason investment(s) and will send a printed confirmation

<for each> to < Registration Street address >.

For confirmation purposes, may I have your city, state and zip code?

< note: if SH declines, we can accept vote with correct zip or city >

For BEN Shareholders only:
Thank you. When you receive the

confirmation, please feel free to call us at 1-	Thank you for your time and your
866-962-7225 if you have any concerns	vote. Have a great < day /
about your telephone vote.	evening >.

< If appropriate >

We can be reached at 866-859-8682 and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.

Thank you for your time. Have a great < day / evening >.

If Households for additional SHs:

If yes	Thank you. I see that < Other SH Name > also holds this	If no
investment. May I speak to them?

LEGG MASON FUNDS - INBOUND CALL FLOW

Thank you for calling, my name is < first name, last name >. How may I help you?

I would be happy to assist you. May I please have your phone number, so I can locate your information?

Use additional Search methods if shareholder cannot be found by phone number.

ONCE FOUND:

Am I speaking with < Shareholder First Name, Last Name >?

Is your mailing address still < Shareholder Street Address >?

If not found by Phone Number – Is there a current phone number we can update for you in our system?

Materials were sent to you regarding the upcoming shareholder meeting for shareholders of certain Legg

Mason funds. You are invested in the < Legg Mason Specific Fund Name >.

***Remember to use alternate intro if investment is in a Trust, Custodial, Association or Club, Company name or 401K or pension plan.

At this time we have not received your vote.

Would you like to vote to approve the proposals as recommended by your

Fund's Board?

YES

If Households for same SH:

I see you have additional investments with Legg Mason Funds. Would you like to vote the same way on those investments?

YES

CFS BENEFICIAL ONLY:
CFS REGISTERED	I am recording your
SHAREHOLDERS:
< > vote on your Legg

I am recording your	Mason fund shares and will
send you a printed
< > vote on your Legg
confirmation to (address).
Mason fund shares and will
For confirmation purposes,
send you a printed
may I have the city, state and
confirmation to (address).
zip code that we'll be mailing
For confirmation purposes,
your confirmation to?
may I have the city, state and

zip code that we'll be mailing	When you receive it please
your confirmation to?
feel free to call us at 1-866-

962-7225 if you have any
concerns about your
telephone vote.

NO

Use Appropriate Rebuttal

Would you like to vote along with the

recommendations of the board?

Shareholder

Declines to vote

Shareholder

Agrees to Vote

Thank you for your time. Have a good day/evening!

Thank you for your time and your vote.

Have a good day/evening!

LEGG MASON-WESTERN ASSET FUNDS INC. PROXY WO# 31295- TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 04/15/20

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE STOCKHOLDER HEARS:

THE INITIAL PROMPT:

"Thank you for calling the proxy voting line.

Before you can vote, I'll need to validate some information from your proxy card or meeting notice.

On your card or notice there's a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE STOCKHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: "Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:

"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE STOCKHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" all proposals."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

"I see that you've already voted. If you don't want to change your vote you can just hang-up. Otherwise, remain on the line and I'll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin""

MATCHING THE STOCKHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL:

"PROPOSAL 1:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;	Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;	AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A STOCKHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the STOCKHOLDERs holdings to match their fund holdings listed on their proxy card"

"PROPOSAL 2B:	[FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;	AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A STOCKHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the STOCKHOLDERs holdings to match their fund holdings listed on their proxy card"

"PROPOSAL 2C: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;	Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;	AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A STOCKHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"

"FOR HOLDING 2: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the STOCKHOLDERs holdings to match their fund holdings listed on their proxy card"

"PROPOSAL 2D: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;	Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;	AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A STOCKHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the STOCKHOLDERs holdings to match their fund holdings listed on their proxy card"

"PROPOSAL 2E: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;	Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;	AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A STOCKHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the STOCKHOLDERs holdings to match their fund holdings listed on their proxy card"

"PROPOSAL 2F: [FOR ONE HOLDING THEY HEAR]: "To vote FOR Press 1; AGAINST Press 2;	Or to ABSTAIN Press 3"
OR MULTIPLE HOLDINGS THEY HEAR]: "To vote FOR on ALL HOLDINGS, Press 1;	AGAINST on ALL HOLDINGS, Press 2;
ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4."
WHEN A STOCKHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
"FOR HOLDING 1: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"
"FOR HOLDING 2: To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3", etc to match the fund holdings on the ballot.
The prompting continues for each of the STOCKHOLDERs holdings to match their fund holdings listed on their proxy card"

"PROPOSAL 2G: "To vote FOR Press 1;	AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE STOCKHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: "Okay, you've finished voting but your vote has not yet been recorded."

"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE STOCKHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: "Please note your vote will be cast automatically should you decide to hang up during the summary."

"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE STOCKHOLDER HEARS:

"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: "(Okay) Please hold while I record your vote."

THEN THEY HEAR:

"Your vote has been recorded. It's not necessary for you to mail in your proxy card or meeting notice.

I'm now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE STOCKHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: "Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE STOCKHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: "Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there's a shaded box with a 14 digit number inside. Please enter that number now."

IF THE STOCKHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting, goodbye."

LEGG MASON-WESTERN ASSET FUNDS INC. PROXY WO# 31340- TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 04/15/20

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE STOCKHOLDER HEARS:

THE INITIAL PROMPT:

"Thank you for calling the proxy voting line.

Before you can vote, I'll need to validate some information from your proxy card or meeting notice.

On your card or notice there's a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE STOCKHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: "Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:

"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE STOCKHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

Okay, by utilizing this system you are authorizing the named proxies to vote your shares in THE COMPANY as you instruct. The Board recommends a vote "FOR"

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

"I see that you've already voted. If you don't want to change your vote you can just hang-up. Otherwise, remain on the line and I'll take you through the voting process again..."

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin""

MATCHING THE STOCKHOLDER'S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE APPLICABLE PROPOSAL:

"PROPOSAL 1:	"To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"

"PROPOSAL 2B:	"To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"

"PROPOSAL 2C:	"To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"

"PROPOSAL 2D:	"To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"

"PROPOSAL 2E:	"To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"

"PROPOSAL 2F:	"To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3"

WHEN THE STOCKHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: "Okay, you've finished voting but your vote has not yet been recorded."

"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE STOCKHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: "Please note your vote will be cast automatically should you decide to hang up during the summary."

"You've elected to vote as follows..." [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE STOCKHOLDER HEARS:

"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: "(Okay) Please hold while I record your vote."

THEN THEY HEAR:

"Your vote has been recorded. It's not necessary for you to mail in your proxy card or meeting notice.

I'm now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE STOCKHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: "Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE STOCKHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: "Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there's a shaded box with a 14 digit number inside. Please enter that number now."

IF THE STOCKHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: "Thank you for voting, goodbye."